                                                                  EXECUTION COPY


                       EIGHTH AMENDMENT TO LOAN AGREEMENT


          THIS EIGHTH AMENDMENT TO LOAN AGREEMENT ("Eighth Amendment"), executed as of June 4, 1996 and effective as of March 31, 1996, is by and among QUIXOTE CORPORATION, a Delaware corporation ("Quixote"), ENERGY ABSORPTION SYSTEMS, INC., a Delaware corporation ("EAS"), DISC MANUFACTURING, INC., a Delaware corporation ("DMI"), LEGAL TECHNOLOGIES, INC., a Delaware corporation ("LTI"), QUIXOTE STENO CORPORATION (f/k/a Stenograph Corporation), a Delaware corporation ("Stenograph"), DISCOVERY PRODUCTS, INC. (f/k/a Stenograph Legal Services, Inc.), a Delaware corporation ("SLS"), SPIN-CAST PLASTICS, INC., an Indiana corporation ("Spin-Cast"), COURT TECHNOLOGIES, INC., a Delaware corporation ("Court"), COMPOSITE COMPONENTS, INC., a Delaware corporation ("CCI"), QUIXOTE IIS CORPORATION (f/k/a Integrated Information Services, Inc.), a Delaware corporation ("IIS"), QUIXOTE LSI CORPORATION (f/k/a Litigation Sciences, Inc.), a Delaware corporation ("LSI"), and SAFE-HIT CORPORATION, a Nevada corporation ("Safe-Hit"), the lenders ("Lenders") named in the Loan Agreement referred to below, and THE NORTHERN TRUST COMPANY, an Illinois banking corporation ("Northern"), as agent for the Lenders (Northern, in such capacity, being "Agent"). Quixote, EAS, DMI, LTI, Stenograph, SLS, Spin-Cast, Court, CCI, IIS, LSI, and Safe-Hit are individually and collectively referred to herein as "Borrower".

                                    RECITALS

          A. Quixote, EAS, DMI, Stenograph, SLS, Spin-Cast, Court, CCI, IIS, LTI, LSI, Safe-Hit, Agent and Lenders are parties to that certain Loan Agreement dated as of June 26, 1992, as amended by a First Amendment to Loan Agreement dated as of June 30, 1992, as further amended by a Second Amendment to Loan Agreement dated as of May 28, 1993, as further amended by a Third Amendment to Loan Agreement dated as of June 26, 1993, as further amended by a Fourth Amendment to Loan Agreement dated May 31, 1994, as further amended by a Fifth Amendment to Loan Agreement dated December 15, 1994, as further amended by a Sixth Amendment to Loan Agreement dated April 3, 1995 and as further amended by a Seventh Amendment to Loan Agreement dated November 10, 1995 (as so amended and as the same may be hereafter amended, restated, supplemented or otherwise modified, the "Loan Agreement").

          B. Effective January 31, 1996, Litigation Sciences, Inc. changed its corporate name to Quixote LSI Corporation.

          C. Effective May 15, 1996, Stenograph Corporation changed its corporate name to Quixote Steno Corporation.

          D. Effective May 15, 1996, Integrated Information Services, Inc. changed its corporate name to Quixote IIS Corporation.

          E. Subject to the terms, covenants, conditions and representations set forth herein and at the request of Borrower, the Lenders wish to waive certain Defaults and/or Events of Default under the Loan Agreement.

          F. Pursuant to the terms of the Loan Agreement and at the request of Borrower, the parties wish to further amend the Loan Agreement.

          G. In consideration of the mutual agreements contained herein, and subject to the terms and conditions hereof, the parties hereto agree as follows:

     1.   AMENDMENTS TO LOAN AGREEMENT.

          1.1 TERMS USED. Terms used but not otherwise defined herein are used with the same meanings as provided therefor in the Loan Agreement.

          1.2 SECTION 1 OF THE LOAN AGREEMENT. Section 1 of the Loan Agreement is hereby amended by deleting the definition of Maximum Revolving Credit Loan and inserting the following in its stead:

          "'Maximum Revolving Credit Loan' shall mean an amount equal to $65,000,000, subject to reduction as provided in Section 2.4."

          1.3 ADDITIONS TO SECTION 1 OF THE LOAN AGREEMENT. Section 1 of the Loan Agreement is hereby further amended by adding the following definitions thereto in their proper alphabetical order:

          "'Adjusted EBITDA to Debt Service Payments Ratio' shall mean, for any fiscal period, the ratio of (a) (i) EBITDA during such fiscal period MINUS
     (ii) Capital Expenditures during such fiscal period to (b) the sum of (i) Interest Expense during such fiscal period PLUS (ii) regularly scheduled payments of principal on Funded Debt during such fiscal period, in each case as determined in accordance with GAAP for Quixote and its Subsidiaries on a consolidated basis.

          "EBITDA" shall mean, for any fiscal period, (i) Consolidated Net Income PLUS (ii) to the extent deducted in determining Consolidated Net Income, Interest Expense and taxes (as stated in Quixote and its Subsidiaries' consolidated statement of income) PLUS (iii) to the extent deducted in determining Consolidated Net Income, depreciation, amortization and other similar non-cash charges.

          "Interest Expense" shall mean, for any fiscal period, the interest expense of Quixote and its Subsidiaries (as determined in accordance with GAAP on a consolidated basis) for such period in respect of Funded Debt, excluding the amortization of capitalized debt transaction costs."

          1.4 SECTION 2.1 OF THE LOAN AGREEMENT. Section 2.1 of the Loan Agreement is hereby amended by deleting the first and second sentences of such Section and inserting the following in its stead:

          "The maximum aggregate amount of the Revolving Credit Loan to be made by each Lender (such Lender's "Revolving Credit Loan Commitment") shall be the amount set below such Lender's name on the signature pages to the Eighth Amendment to Loan Agreement effective as of March 31, 1996. The aggregate principal amount of the Revolving Credit Loan Commitments is $65,000,000."

          1.5 SECTION 6.3(b) OF THE LOAN AGREEMENT. Section 6.3 of the Loan Agreement is hereby amended by deleting subsection (b) thereof and inserting the following in its stead:

          "(b) (i) at the end of the Fiscal Quarter ending June 30, 1996, a positive Consolidated Net Income for such Fiscal Quarter, (ii) at the end of the Fiscal Quarter ending September 30, 1996, for the two Fiscal Quarter period then ended, a positive Consolidated Net Income and (iii) at the end of each succeeding Fiscal Quarter, for the three Fiscal Quarter period then ended, a positive Consolidated Net Income (in each case certified by Quixote at the end of such Fiscal Quarter)."

          1.6 SECTION 6.3(e) OF THE LOAN AGREEMENT. Section 6.3 of the Loan Agreement is hereby amended by deleting subsection (e) thereof and inserting the following in its stead:

          "(e)(i) at the end of the Fiscal Quarter ending June 30, 1996, for such Fiscal Quarter, an Adjusted EBITDA to Debt Service Payments Ratio equal to or greater than 1.75 to 1.0, (ii) at the end of the Fiscal Quarter ending September 30, 1996, for the two Fiscal Quarter period then ended, an Adjusted EBITDA to Debt Service Payments Ratio equal to or greater than
     1.75 to 1.0, (iii) at the end of the Fiscal Quarter ending December 31, 1996, for the three Fiscal Quarter period then ended, an Adjusted EBITDA to Debt Service Payments Ratio equal to or greater than 1.75 to 1.0, (iv) at the end of each of the Fiscal Quarters ending on March 31, 1997, June 30, 1997 and September 30, 1997, for the four Fiscal Quarter period then ended, an Adjusted EBITDA to Debt Service Payments Ratio equal to or greater than
     1.75 to 1.0 and (v) at the end of each Fiscal Quarter ending on or after December 31, 1997, for the four Fiscal Quarter period then ended, an Adjusted EBITDA to Debt Service Payments Ratio equal to or greater than
     2.0 to 1.0 (in each case certified by Quixote at the end of each Fiscal Quarter)."

          1.7 SECTION 7.1 OF THE LOAN AGREEMENT. Section 7.1 of the Loan Agreement is hereby amended by deleting the term "50%" from the ninth line thereof and inserting the term "30%" in its stead.

          1.8 SECTION 7.9 OF THE LOAN AGREEMENT. Section 7.9 of the Loan Agreement is hereby amended by deleting it and inserting the following in its stead:

          "7.9 CAPITAL EXPENDITURES. Borrower shall not and shall not permit any of its Subsidiaries to make Capital Expenditures within any Fiscal Year that, in the aggregate, shall exceed (i) for the 1996 Fiscal Year, the lesser of (A) $20,000,000 or (B) the sum of Quixote's Consolidated Net Income attributable to its continuing operations plus depreciation and amortization for the 1996 Fiscal Year and (ii) for the 1997 Fiscal Year and each Fiscal Year thereafter, the lesser of (A) $12,000,000 or (B) the sum of Quixote's Consolidated Net Income plus depreciation and amortization for such Fiscal Year."

          1.9 EXHIBIT B TO THE LOAN AGREEMENT. Exhibit B to the Loan Agreement is hereby amended by deleting it in its entirety and inserting in lieu thereof a new Exhibit B, which is attached hereto as Annex 1.

          1.10 REFERENCES TO STENOGRAPH, IIS AND LSI. The Loan Agreement is hereby amended as follows:

          (a) effective as of January 31, 1996, all references to "LSI" shall be deemed references to Quixote LSI Corporation (f/k/a Litigation Sciences, Inc.);

          (b) effective as of May 15, 1996, all references to "Stenograph" shall be deemed references to Quixote Steno Corporation (f/k/a Stenograph Corporation); and

          (c) effective as of May 15, 1996, all references to "IIS" shall be deemed references to Quixote IIS Corporation (f/k/a Integrated Information Services, Inc.).

     2. WAIVER. Subject to the terms, covenants, conditions and representations set forth herein, the Lenders hereby waive any and all Defaults or Events of Default caused by Borrower's failure to comply with the terms of subsections 6.3(b) and 6.3(e) of the Loan Agreement during the Fiscal Quarter ending March 31, 1996. This waiver shall be limited precisely as written and shall not be deemed to prejudice the Lenders' rights and remedies with respect to any future Defaults or Events of Default.

     3. REPRESENTATION AND WARRANTIES. In order to induce the Lenders to enter into this Eighth Amendment, each Borrower represents and warrants that:

          3.1 The representations and warranties set forth in Section 4 of the Agreement, as hereby amended, are true, correct and complete on the date hereof as if made on and as of the date hereof and that there exists no Default of Event of Default on the date hereof (other than as specifically waived in Section 2 hereof).

          3.2 The execution and delivery by each Borrower of this Eighth Amendment has been duly authorized by proper corporate proceedings of each Borrower and this Eighth Amendment, and the Agreement, as amended by this Eighth Amendment, constitutes a valid and binding obligation of each Borrower.

          3.3 Neither the execution and delivery by each Borrower of this Eighth Amendment, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on any Borrower or any Borrower's articles of incorporation or by-laws or the provisions of any indenture, instrument or agreement to which any Borrower is a party or is subject, or by which it or its property, is bound, or conflict with or constitute a default thereunder.

     4. EFFECTIVE DATE. This Eighth Amendment shall become effective as of the effective date first above written (the "Effective Date") upon receipt by the Agent of (i) five (5) copies of this Amendment duly executed by each Borrower, the Agent and all Lenders, (ii) Revolving Credit Notes executed by each Borrower in favor of each of the Lenders substantially in the form of ANNEX 1 hereto (the "Replacement Notes"), (iii) copies for each Lender of a certificate executed by each Borrower certifying (a) board resolutions authorizing the execution and delivery of this Eighth Amendment and the Replacement Notes and authorizing the borrowings contemplated thereby and (b) incumbency, and (iv) a $24,000 closing fee.

     5. REFERENCE TO LOAN AGREEMENT. From and after the Effective Date hereof, each reference in the Loan Agreement to "this Agreement", "hereof", or "hereunder" or words of like import, and all references to the Loan Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Loan Agreement, as amended by this and all previous Amendments.

     6.   MISCELLANEOUS.

          6.1 Except as specifically set forth herein, the Loan Agreement and all provisions of contained therein shall remain and continue in full force and effect.

          6.2 The execution delivery and effectiveness of this Eighth Amendment shall not, except as expressly provided in Section 2 hereof, operate as a waiver of (i) any right, power or remedy of the Lenders or the Agent under the Loan Agreement or any of the other Loan Documents, or (ii) any Default or Event of Default under the Loan Agreement or any of the other Loan Documents.

          6.3 This Eighth Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois applicable to contracts made and performed in such State, without regard to the principles thereof regarding conflict of laws.

          6.4 This Eighth Amendment may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement.


                            [signature page follows]

          IN WITNESS WHEREOF, this Eighth Amendment has been duly executed as of June 4, 1996 and when effective shall be effective as of March 31, 1996.

                                   THE NORTHERN TRUST COMPANY,
                                   as Agent and as Lender


                                   By:   /s/ Robert T. Jank
                                         ---------------------------------------
                                   Name:     Robert T. Jank
                                   Title:    Vice President

                                   Revolving Credit Loan
                                   Commitment:  $21,666,668



                                   LA SALLE NATIONAL BANK,
                                   as Lender


                                   By:   /s/ Betty T. Latson
                                         ---------------------------------------
                                   Name:     Betty T. Latson
                                   Title:    First Vice President

                                   Revolving Credit Loan
                                   Commitment:  $21,666,666



                                   NBD BANK,
                                   as Lender


                                   By:   /s/ Peter K. Gillespie
                                         ---------------------------------------
                                   Name:     Peter K. Gillespie
                                   Title:    Vice President

                                   Revolving Credit Loan
                                   Commitment:  $21,666,666

QUIXOTE CORPORATION                              ENERGY ABSORPTION SYSTEMS, INC.

By:  /s/  Myron R. Shain                         By: /s/ Myron R. Shain
     ---------------------------------------        ----------------------------

Name:     Myron R. Shain                         Name:   Myron R. Shain
Title:    Executive Vice President - Finance     Title:  Vice President



DISC MANUFACTURING, INC.                         QUIXOTE  STENO CORPORATION
                                                 (f/k/a Stenograph Corporation)


By:  /s/  Myron R.Shain                          By: /s/ Myron R. Shain
     ---------------------------------------        ----------------------------

Name:     Myron R. Shain                         Name:   Myron R. Shain
Title:    President                              Title:  Vice President



LEGAL TECHNOLOGIES, INC.                         DISCOVERY PRODUCTS
                                                 (f/k/a Stenograph
                                                 Legal Services, Inc.)


By:  /s/  Myron R. Shain                         By: /s/ Myron R. Shain
     ---------------------------------------        ----------------------------

Name:     Myron R. Shain                         Name:   Myron R. Shain
Title:    Vice President                         Title:  Vice President



QUIXOTE IIS CORPORATION                          SPIN-CAST PLASTICS, INC.
(f/k/a Intergrated Information
Services, Inc.)


By:  /s/  Myron R. Shain                         By: /s/ Myron R. Shain
     ---------------------------------------        ----------------------------

Name:     Myron R. Shain                         Name:   Myron R. Shain
Title:    Vice President                         Title:  Vice President

QUIXOTE LSI CORPORATION                          COURT TECHNOLOGIES, INC.
(f/k/a Litigation Sciences, Inc.)


By:  /s/  Myron R. Shain                         By: /s/ Myron R. Shain
     ---------------------------------------        ----------------------------

Name:     Myron R. Shain                             Name:   Myron R. Shain
Title:    Vice President                             Title:  Vice President


SAFE-HIT CORPORATION                             COMPOSITE COMPONENTS, INC.


By:   /s/ Myron R. Shain                         By: /s/ Myron R. Shain
     ---------------------------------------        ----------------------------

Name:     Myron R. Shain                             Name:   Myron R. Shain
Title:    Vice President                             Title:  Vice President

                                                                    EXHIBIT 1 TO
                                                                EIGHTH AMENDMENT
                                                                ----------------

                                  EXHIBIT B
                                  ---------

                                   FORM OF
                             REVOLVING CREDIT NOTE
                             ---------------------

$____________                                                  Chicago, Illinois
                                                                  March 31, 1996

     FOR VALUE RECEIVED, the undersigned, QUIXOTE CORPORATION, a Delaware corporation, ENERGY ABSORPTION SYSTEMS, INC., a Delaware corporation, DISC MANUFACTURING, INC., a Delaware corporation, LEGAL TECHNOLOGIES, INC., a Delaware corporation, QUIXOTE STENO CORPORATION (f/k/a Stenographic
Corporation) a Delaware corporation, DISCOVERY PRODUCTS, INC, (f/k/a Stenograph Legal Services, Inc.), a Delaware corporation, SPIN-CAST PLASTICS, INC., an Indiana corporation, COURT TECHNOLOGIES, INC., a Delaware corporation, COMPOSITE COMPONENTS, INC., a Delaware corporation, QUIXOTE IIS CORPORATION
(f/k/a Integrated Information Services, Inc.), a Delaware corporation, and QUIXOTE LSI CORPORATION (f/k/a Litigation Sciences, Inc.), a Delaware corporation, SAFE-HIT CORPORATION, a Nevada corporation (each individually a "Borrower" and collectively, the "Borrowers"), hereby JOINTLY AND SEVERALLY PROMISE TO PAY to the order of_________________, a ___________ corporation ("Lender"), or its registered assigns, at ________________, or at such other place as the holder of this Note may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the principal amount of ________________________ Dollars ($________), or such lesser principal amount as may be outstanding pursuant to the Loan Agreement
(as hereinafter defined) with respect to the Revolving Credit Loan, together with interest on the unpaid principal amount of this note outstanding from time to time.

     This Note is a Revolving Credit Note issued pursuant to Section 2.1(b) of that certain Loan Agreement dated as of June 26, 1992, as amended, among each of the Borrowers, the "Lenders" (as defined therein) and The Northern Trust Company, as agent for such Lenders (the "Loan Agreement"), and is entitled to the benefit and security of the "Loan Documents" (as defined in the Loan Agreement) provided for therein, to which reference is hereby made for a statement of all of the terms and conditions under which the loan evidenced hereby is made. All capitalized terms herein, unless otherwise defined, shall have the meanings ascribed to them in the Loan Agreement.

     The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Loan Agreement. Interest thereon, less any taxes payable by withholding, shall be paid until such principle amount is paid in full at such interest rates and at such times as are specified in the Loan Agreement.

     If any payment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

     Upon and after the occurrence of an Event of Default, this Note shall or may, as provided in the Loan Agreement, and without demand, notice or legal process of any kind, become or be declared immediately due and payable.

     The right to receive principal of, and stated interest on, this Note may only be transferred through Borrower's book entry system.

     Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

     This Note shall be interpreted, governed by, and construed in accordance with the laws of the State of Illinois.

THIS REVOLVING CREDIT NOTE HAS BEEN ISSUED IN SUBSTITUTION AND REPLACEMENT OF THAT CERTAIN REVOLVING CREDIT NOTE IN THE PRINCIPAL AMOUNT OF $_______ DATED NOVEMBER 10,1995 (WHICH IN TURN WAS ISSUED IN SUBSTITUTION AND REPLACEMENT OF THAT CERTAIN REVOLVING CREDIT NOTE IN THE PRINCIPAL AMOUNT OF $_______ DATED MAY 31, 1994) AND NOTHING CONTAINED HEREIN SHALL BE CONSTRUED TO DEEM PAID OR FORGIVEN THE UNPAID PRINCIPAL AMOUNT OF, OR UNPAID ACCRUED INTEREST ON, SAID NOTE AT THE TIME OF ITS REPLACEMENT BY THIS NOTE.

     IN WITNESS WHEREOF, the parties hereto have caused this Revolving Credit Note to be executed by their duly authorized officers as of the day and year first written above.


QUIXOTE CORPORATION                           ENERGY ABSORPTION SYSTEMS, INC.


By:___________________________                By:_____________________________

Name:  Myron R. Shain                         Name:  Myron R. Shain
Title: Executive Vice President - Finance     Title: Vice President

DISC MANUFACTURING, INC.                      QUIXOTE STENO CORPORATION
                                              (f/k/a Stenograph Corporation)


By:___________________________                By:_____________________________

Name:  Myron R. Shain                         Name:  Myron R. Shain
Title: President                              Title: Vice President



LEGAL TECHNOLOGIES, INC.                      DISCOVERY PRODUCTS
                                              (f/k/a Stenograph Legal
                                                Services, Inc.)


By:___________________________                By:_____________________________

Name:  Myron R. Shain                         Name:  Myron R. Shain
Title: Vice President                         Title: Vice President



QUIXOTE IIS CORPORATION                       SPIN-CAST PLASTICS, INC.
(f/k/a Integrated Information
  Services, Inc)

By:___________________________                By:_____________________________

Name:  Myron R. Shain                         Name:  Myron R. Shain
Title: Vice President                         Title: Vice President

QUIXOTE LSI CORPORATION                       COURT TECHNOLOGIES, INC.
(f/k/a Litigation Sciences, Inc.)


By:___________________________                By:_____________________________

Name:  Myron R. Shain                         Name:  Myron R. Shain
Title: Vice President                         Title: Vice President



SAFE-HIT CORPORATION                          COMPOSITE COMPONENTS, INC.


By:___________________________                By:_____________________________

Name:  Myron R. Shain                         Name:  Myron R. Shain
Title: Vice President                         Title: Vice President

                                                                      Ex. 10(b)


                              REVOLVING CREDIT NOTE
                             (LASALLE NATIONAL BANK)

$21,666,666                                                    Chicago, Illinois
                                                               March 31, 1996

          FOR VALUE RECEIVED, the undersigned, QUIXOTE CORPORATION, a Delaware corporation, ENERGY ABSORPTION SYSTEMS, INC., a Delaware corporation, DISC MANUFACTURING, INC., a Delaware corporation, LEGAL TECHNOLOGIES, INC., a Delaware corporation, QUIXOTE STENO CORPORATION (f/k/a Stenograph Corporation), a Delaware Corporation, DISCOVERY PRODUCTS, INC. (f/k/a Stenograph Legal Services, Inc.), a Delaware corporation, SPIN-CAST PLASTICS, INC., an Indiana corporation, COURT TECHNOLOGIES, INC., a Delaware corporation, COMPOSITE COMPONENTS, INC., a Delaware corporation, QUIXOTE IIS CORPORATION (f/k/a Integrated Information Services, Inc.), a Delaware corporation, QUIXOTE LSI CORPORATION (f/k/a Litigation Sciences, Inc.), a Delaware corporation, and SAFE-HIT CORPORATION, a Nevada corporation (each individually a "Borrower" and collectively, the "Borrowers"), hereby JOINTLY AND SEVERALLY PROMISE TO PAY to the order of LASALLE NATIONAL BANK, a national banking association ("Lender"), or its registered assigns, at Fifty South LaSalle Street, or at such other place as the holder of this Note may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the principal amount of Twenty-One Million Six Hundred Sixty-Six Thousand Six Hundred Sixty-Six Dollars ($21,666,666), or such lesser principal amount as may be outstanding pursuant to the Loan Agreement (as hereinafter defined) with respect to the Revolving Credit Loan, together with interest on the unpaid principal amount of this note outstanding from time to time.

          This Note is a Revolving Credit Note issued pursuant to Section 2.1(b) of that certain Loan Agreement dated as of June 26, 1992, as amended, among each of the Borrowers, the "Lenders" (as defined therein) and The Northern Trust Company, as agent for such Lenders (the "Loan Agreement"), and is entitled to the benefit and security of the "Loan Documents" (as defined in the Loan Agreement) provided for therein, to which reference is hereby made for a statement of all of the terms and conditions under which the loan evidenced hereby is made. All capitalized terms herein, unless otherwise defined, shall have the meanings ascribed to them in the Loan Agreement.

          The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Loan Agreement. Interest thereon, less any taxes payable by withholding, shall be paid until such principal amount is paid in full at such interest rates and at such times as are specified in the Loan Agreement.

          If any payment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

          Upon and after the occurrence of an Event of Default, this Note shall or may, as provided in the Loan Agreement, and without demand, notice or legal process of any kind, become or be declared immediately due and payable.

          The right to receive principal of, and stated interest on, this Note may only be transferred through Borrower's book entry system.

          Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

          This Note shall be interpreted, governed by, and construed in accordance with the laws of the State of Illinois.

THIS REVOLVING CREDIT NOTE HAS BEEN ISSUED IN SUBSTITUTION AND REPLACEMENT OF THAT CERTAIN REVOLVING CREDIT NOTE IN THE PRINCIPAL AMOUNT OF $23,333,333 DATED NOVEMBER 10, 1995 (WHICH IN TURN WAS ISSUED IN SUBSTITUTION AND REPLACEMENT OF THAT CERTAIN REVOLVING CREDIT NOTE IN THE PRINCIPAL AMOUNT OF $21,600,000 DATED MAY 31, 1994) AND NOTHING CONTAINED HEREIN SHALL BE CONSTRUED TO DEEM PAID OR FORGIVEN THE UNPAID PRINCIPAL AMOUNT OF, OR UNPAID ACCRUED INTEREST ON, SAID NOTE AT THE TIME OF ITS REPLACEMENT BY THIS NOTE.


          IN WITNESS WHEREOF, the parties hereto have caused this Revolving Credit Note to be executed by their duly authorized officers as of the day and year first written above.


QUIXOTE CORPORATION                              ENERGY ABSORPTION SYSTEMS, INC.


By:  /s/  Myron R. Shain                         By:  /s/  Myron R. Shain
     ---------------------------------------          --------------------------

Name:     Myron R. Shain                         Name:     Myron R. Shain
Title:    Executive Vice President - Finance     Title:    Vice President



DISC MANUFACTURING, INC.                          QUIXOTE STENO CORPORATION
                                                  (f/k/a Stenograph Corporation)


By:  /s/  Myron R. Shain                          By:  /s/ Myron R. Shain
     ---------------------------------------          --------------------------

Name:     Myron R. Shain                          Name:    Myron R. Shain
Title:    President                               Title:   Vice President

LEGAL TECHNOLOGIES, INC.                          DISCOVERY PRODUCTS
                                                  (f/k/a Stenograph Legal
                                                  Services, Inc.)


By:  /s/  Myron R. Shain                          By:  /s/ Myron R. Shain
     ---------------------------------------          --------------------------

Name:     Myron R. Shain                          Name:    Myron R. Shain
Title:    Vice President                          Title:   Vice President



QUIXOTE IIS CORPORATION                           SPIN-CAST PLASTICS, INC.
(f/k/a Intergrated Information
Services, Inc.)


By:  /s/  Myron R. Shain                          By:  /s/ Myron R. Shain
     ---------------------------------------          --------------------------

Name:     Myron R. Shain                          Name:     Myron R. Shain
Title:    Vice President                          Title:    Vice President



QUIXOTE LSI CORPORATION                           COURT TECHNOLOGIES, INC.
(f/k/a Litigation Sciences, Inc.)


By:   /s/ Myron R. Shain                          By:  /s/ Myron R. Shain
     ---------------------------------------          --------------------------
Name:     Myron R. Shain                          Name:    Myron R. Shain
Title:    Vice President                          Title:   Vice President



SAFE-HIT CORPORATION                              COMPOSITE COMPONENTS, INC.


By:  /s/  Myron R. Shain                          By:  /s/ Myron R. Shain
     ---------------------------------------          --------------------------
Name:     Myron R. Shain                          Name:    Myron R. Shain
Title:    Vice President                          Title:   Vice President

                              REVOLVING CREDIT NOTE
                                   (NBD BANK)

$21,666,666                                                    Chicago, Illinois
                                                               March 31, 1996

          FOR VALUE RECEIVED, the undersigned, QUIXOTE CORPORATION, a Delaware corporation, ENERGY ABSORPTION SYSTEMS, INC., a Delaware corporation, DISC MANUFACTURING, INC., a Delaware corporation, LEGAL TECHNOLOGIES, INC., a Delaware corporation, QUIXOTE STENO CORPORATION (f/k/a Stenograph Corporation), a Delaware Corporation, DISCOVERY PRODUCTS, INC. (f/k/a Stenograph Legal Services, Inc.), a Delaware corporation, SPIN-CAST PLASTICS, INC., an Indiana corporation, COURT TECHNOLOGIES, INC., a Delaware corporation, COMPOSITE COMPONENTS, INC., a Delaware corporation, QUIXOTE IIS CORPORATION (f/k/a Integrated Information Services, Inc.), a Delaware corporation, QUIXOTE LSI CORPORATION (f/k/a Litigation Sciences, Inc.), a Delaware corporation, and SAFE-HIT CORPORATION, a Nevada corporation (each individually a "Borrower" and collectively, the "Borrowers"), hereby JOINTLY AND SEVERALLY PROMISE TO PAY to the order of NBD BANK, an Illinois banking corporation ("Lender"), or its registered assigns, at Fifty South LaSalle Street, or at such other place as the holder of this Note may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the principal amount of Twenty-One Million Six Hundred Sixty-Six Thousand Six Hundred Sixty-Six Dollars ($21,666,666), or such lesser principal amount as may be outstanding pursuant to the Loan Agreement (as hereinafter defined) with respect to the Revolving Credit Loan, together with interest on the unpaid principal amount of this note outstanding from time to time.

          This Note is a Revolving Credit Note issued pursuant to Section 2.1(b) of that certain Loan Agreement dated as of June 26, 1992, as amended, among each of the Borrowers, the "Lenders" (as defined therein) and The Northern Trust Company, as agent for such Lenders (the "Loan Agreement"), and is entitled to the benefit and security of the "Loan Documents" (as defined in the Loan Agreement) provided for therein, to which reference is hereby made for a statement of all of the terms and conditions under which the loan evidenced hereby is made. All capitalized terms herein, unless otherwise defined, shall have the meanings ascribed to them in the Loan Agreement.

          The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Loan Agreement. Interest thereon, less any taxes payable by withholding, shall be paid until such principal amount is paid in full at such interest rates and at such times as are specified in the Loan Agreement.

          If any payment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

          Upon and after the occurrence of an Event of Default, this Note shall or may, as provided in the Loan Agreement, and without demand, notice or legal process of any kind, become or be declared immediately due and payable.

          The right to receive principal of, and stated interest on, this Note may only be transferred through Borrower's book entry system.

          Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

          This Note shall be interpreted, governed by, and construed in accordance with the laws of the State of Illinois.

THIS REVOLVING CREDIT NOTE HAS BEEN ISSUED IN SUBSTITUTION AND REPLACEMENT OF THAT CERTAIN REVOLVING CREDIT NOTE IN THE PRINCIPAL AMOUNT OF $23,333,333 DATED NOVEMBER 10, 1995 (WHICH IN TURN WAS ISSUED IN SUBSTITUTION AND REPLACEMENT OF THAT CERTAIN REVOLVING CREDIT NOTE IN THE PRINCIPAL AMOUNT OF $16,800,000 DATED MAY 31, 1994) AND NOTHING CONTAINED HEREIN SHALL BE CONSTRUED TO DEEM PAID OR FORGIVEN THE UNPAID PRINCIPAL AMOUNT OF, OR UNPAID ACCRUED INTEREST ON, SAID NOTE AT THE TIME OF ITS REPLACEMENT BY THIS NOTE.


          IN WITNESS WHEREOF, the parties hereto have caused this Revolving Credit Note to be executed by their duly authorized officers as of the day and year first written above.


QUIXOTE CORPORATION                              ENERGY ABSORPTION SYSTEMS, INC.

By:  /s/  Myron R. Shain                         By:  /s/  Myron R. Shain
     --------------------------------                 --------------------------

Name:     Myron R. Shain                         Name:     Myron R. Shain
Title:    Executive Vice                         Title:    Vice President
          President - Finance



DISC MANUFACTURING, INC.                         QUIXOTE STENO CORPORATION
                                                 (f/k/a Stenograph Corporation)


By:  /s/  Myron R. Shain                         By:  /s/  Myron R. Shain
     --------------------------------                 --------------------------

Name:     Myron R. Shain                         Name:     Myron R. Shain
Title:    President                              Title:    Vice President

LEGAL TECHNOLOGIES, INC.                         DISCOVERY PRODUCTS
                                                 (f/k/a Stenograph Legal
                                                 Services, Inc.)


By:  /s/  Myron R. Shain                         By:  /s/  Myron R. Shain
     --------------------------------                 --------------------------

Name:     Myron R. Shain                         Name:     Myron R. Shain
Title:    Vice President                         Title:    Vice President



QUIXOTE IIS CORPORATION                          SPIN-CAST PLASTICS, INC.
(f/k/a Intergrated Information
Services, Inc.)


By:  /s/  Myron R. Shain                         By:  /s/  Myron R. Shain
     --------------------------------                 --------------------------

Name:     Myron R. Shain                         Name:     Myron R. Shain
Title:    Vice President                         Title:    Vice President



QUIXOTE LSI CORPORATION                          COURT TECHNOLOGIES, INC.
(f/k/a Litigation Sciences, Inc.)



By:  /s/  Myron R. Shain                         By:  /s/  Myron R. Shain
     --------------------------------                 --------------------------

Name:     Myron R. Shain                         Name:     Myron R. Shain
Title:    Vice President                         Title:    Vice President



SAFE-HIT CORPORATION                             COMPOSITE COMPONENTS, INC.


By:  /s/  Myron R. Shain                         By:  /s/  Myron R. Shain
     --------------------------------                 --------------------------

Name:     Myron R. Shain                         Name:     Myron R. Shain
Title:    Vice President                         Title:    Vice President

                                REVOLVING CREDIT NOTE
                             (THE NORTHERN TRUST COMPANY)


$21,666,668                                                Chicago, Illinois
                                                           March 31, 1996

         FOR VALUE RECEIVED, the undersigned, QUIXOTE CORPORATION, a Delaware corporation, ENERGY ABSORPTION SYSTEMS, INC., a Delaware corporation, DISC MANUFACTURING, INC., a Delaware corporation, LEGAL TECHNOLOGIES, INC., a Delaware corporation, QUIXOTE STENO CORPORATION (f/k/a Stenograph Corporation), a Delaware Corporation, DISCOVERY PRODUCTS, INC. (f/k/a Stenograph Legal Services, Inc.), a Delaware corporation, SPIN-CAST PLASTICS, INC., an Indiana corporation, COURT TECHNOLOGIES, INC., a Delaware corporation, COMPOSITE COMPONENTS, INC., a Delaware corporation, QUIXOTE IIS CORPORATION (f/k/a Integrated Information Services, Inc.), a Delaware corporation, QUIXOTE LSI CORPORATION (f/k/a Litigation Sciences, Inc.), a Delaware corporation, and SAFE-HIT CORPORATION, a Nevada corporation (each individually a "Borrower" and collectively, the "Borrowers"), hereby JOINTLY AND SEVERALLY PROMISE TO PAY to the order of THE NORTHERN TRUST COMPANY, an Illinois banking corporation ("Lender"), or its registered assigns, at Fifty South LaSalle Street, or at such other place as the holder of this Note may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the principal amount of Twenty-One Million Six Hundred Sixty-Six Thousand Six Hundred Sixty-Eight Dollars ($21,666,668), or such lesser principal amount as may be outstanding pursuant to the Loan Agreement (as hereinafter defined) with respect to the Revolving Credit Loan, together with interest on the unpaid principal amount of this note outstanding from time to time.

         This Note is a Revolving Credit Note issued pursuant to Section 2.1(b) of that certain Loan Agreement dated as of June 26, 1992, as amended, among each of the Borrowers, the "Lenders" (as defined therein) and The Northern Trust Company, as agent for such Lenders (the "Loan Agreement"), and is entitled to the benefit and security of the "Loan Documents" (as defined in the Loan Agreement) provided for therein, to which reference is hereby made for a statement of all of the terms and conditions under which the loan evidenced hereby is made. All capitalized terms herein, unless otherwise defined, shall have the meanings ascribed to them in the Loan Agreement.

         The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Loan Agreement. Interest thereon, less any taxes payable by withholding, shall be paid until such principal amount is paid in full at such interest rates and at such times as are specified in the Loan Agreement.

         If any payment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

         Upon and after the occurrence of an Event of Default, this Note shall or may, as provided in the Loan Agreement, and without demand, notice or legal process of any kind, become or be declared immediately due and payable.

         The right to receive principal of, and stated interest on, this Note may only be transferred through Borrower's book entry system.

         Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

         This Note shall be interpreted, governed by, and construed in accordance with the laws of the State of Illinois.

THIS REVOLVING CREDIT NOTE HAS BEEN ISSUED IN SUBSTITUTION AND REPLACEMENT OF THAT CERTAIN REVOLVING CREDIT NOTE IN THE PRINCIPAL AMOUNT OF $23,333,334 DATED NOVEMBER 10, 1995 (WHICH IN TURN WAS ISSUED IN SUBSTITUTION AND REPLACEMENT OF THAT CERTAIN REVOLVING CREDIT NOTE IN THE PRINCIPAL AMOUNT OF $21,600,000 DATED MAY 31, 1994) AND NOTHING CONTAINED HEREIN SHALL BE CONSTRUED TO DEEM PAID OR FORGIVEN THE UNPAID PRINCIPAL AMOUNT OF, OR UNPAID ACCRUED INTEREST ON, SAID NOTE AT THE TIME OF ITS REPLACEMENT BY THIS NOTE.


         IN WITNESS WHEREOF, the parties hereto have caused this Revolving Credit Note to be executed by their duly authorized officers as of the day and year first written above.


QUIXOTE CORPORATION                        ENERGY ABSORPTION SYSTEMS, INC.

By:  /s/ Myron R. Shain                    By:  /s/ Myron R. Shain
     ---------------------------                ---------------------------

Name:  Myron R. Shain                      Name:  Myron R. Shain
Title: Executive Vice President - Finance  Title: Vice President



DISC MANUFACTURING, INC.                   QUIXOTE STENO CORPORATION
                                           (f/k/a Stenograph Corporation)


By: /s/ Myron R. Shain                     By:  /s/ Myron R. Shain
    ---------------------------                 ---------------------------

Name:  Myron R. Shain                      Name:  Myron R. Shain
Title:  President                          Title:  Vice President

LEGAL TECHNOLOGIES, INC.                DISCOVERY PRODUCTS
                                        (f/k/a Stenograph Legal Services, Inc.)


By: /s/ Myron R. Shain                  By:  /s/ Myron R. Shain
    ---------------------------              ------------------------------

Name:  Myron R. Shain                   Name:  Myron R. Shain
Title: Vice President                   Title: Vice President


QUIXOTE IIS CORPORATION                   SPIN-CAST PLASTICS, INC.
(f/k/a Intergrated Information Services, Inc.)


By: /s/ Myron R. Shain                  By:  /s/ Myron R. Shain
    --------------------------               -----------------------------

Name:  Myron R. Shain                     Name:  Myron R. Shain
Title: Vice President                     Title: Vice President


QUIXOTE LSI CORPORATION                   COURT TECHNOLOGIES, INC.
(f/k/a Litigation Sciences, Inc.)


By: /s/ Myron R. Shain                  By:  /s/ Myron R. Shain
    --------------------------               -----------------------------

Name:  Myron R. Shain                   Name:  Myron R. Shain
Title: Vice President                   Title:   Vice President


SAFE-HIT CORPORATION                      COMPOSITE COMPONENTS, INC.


By: /s/ Myron R. Shain                  By:  /s/ Myron R. Shain
    --------------------------               -----------------------------

Name:  Myron R. Shain                   Name:  Myron R. Shain
Title: Vice President                   Title: Vice President